UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007

BAUSCH & LOMB INCORPORATED (Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2007, the Company announced that Paul G. Howes, currently senior vice president and president-Americas Region, intends to resign from the Company. A copy of the press release containing the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. - Not applicable
(b)	Pro forma financial information. - Not applicable
(c)	Exhibits. The following exhibit is filed as part of this report:
99.1 Press Release dated January 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ David R. Nachbar
David R. Nachbar
Senior Vice President, Human Resources

Date: January 5, 2007